Exhibit 99.2

SERACARE LIFE SCIENCES, INC.

2001 STOCK INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

THIS NONQUALIFIED STOCK OPTION AGREEMENT (this “Option Agreement”) dated                      by and between SeraCare Life Sciences, Inc., a Delaware corporation (the “Corporation”), and                      (the “Participant”) evidences the nonqualified stock option (the “Option”) granted by the Corporation to the Participant as to the number of shares of the Corporation’s Common Stock, par value $0.001 per share, first set forth below.

Number of Shares of Common Stock:[1]		Award Date:

Exercise Price per Share:[1]	$	Expiration Date:[1,2]

Vesting1, [2] [To Be Determined]

The Option is granted under the SeraCare Life Sciences, Inc. 2001 Stock Incentive Plan, as amended from time to time (the “Plan”), and subject to the Terms and Conditions of Nonqualified Stock Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the terms and conditions of the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms, the Plan and the Prospectus for the Plan.

“PARTICIPANT”	SERACARE LIFE SCIENCES, INC.
a Delaware corporation
Signature
By:
Print Name
Its:
Address
City, State, Zip Code

CONSENT OF SPOUSE

In consideration of the Corporation’s execution of this Option Agreement, the undersigned spouse of the Participant agrees to be bound by all of the terms and provisions hereof and of the Plan.

Signature of Spouse	Date

[1]	Subject to adjustment under Section 5.2 of the Plan.
[2]	Subject to early termination under Section 2.6, 5.2 or 5.3 of the Plan.

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTION

1.	Vesting; Limits on Exercise; Incentive Stock Option Status.

The Option shall vest and become exercisable, in such installments as set forth in the Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

•

Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•

No Fractional Shares. Vesting as to fractional share interests shall be rounded down to the nearest whole share and any such fractional share interests shall be cumulated and shall vest on the last vesting date.

•

Minimum Exercise. No fewer than 100 shares of Common Stock (subject to adjustment) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•	Nonqualified Stock Option. The Option is a nonqualified stock option and is not, and shall not be, an incentive stock option within the meaning of Section 422 of the Code.

2.	Continuance of Employment/Service Required; No Employment/Service Commitment.

The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

Nothing contained in this Option Agreement or the Plan constitutes a continued employment or service commitment by the Company, affects the Participant’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Company, interferes in any way with the right of the Company at any time to terminate such employment or service, or affects the right of the Company to increase or decrease the Participant’s other compensation.

3.	Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Committee may require pursuant to such administrative exercise procedures as the Committee may implement from time to time) of:

•

a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option or by completion of such other administrative exercise procedures as the Committee may require from time to time;

•

payment in full for the Exercise Price of the shares to be purchased in cash, check or by electronic funds transfer to the Corporation, or (subject to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Committee may adopt as to any non-cash payment) in shares of Common Stock already owned by the Participant, valued at their Fair Market Value on the exercise date;

•	satisfaction of the tax withholding provisions of Section 5.5 of the Plan; and

•	any written statements or agreements required pursuant to Section 5.4 of the Plan.

The Committee also may, but is not required to, authorize a non-cash Exercise Price payment alternative by notice and third party payment or through a cashless or net exercise, in each case, in such manner as may be authorized by the Committee.

4.	Early Termination of Option.

The Option, to the extent not previously exercised, and all other rights hereunder, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event of:

•	the Participant’s termination of employment or services as provided in Sections 2.6 and 5.3 of the Plan, or

•	the termination of the Option pursuant to Section 5.2 of the Plan.

Notwithstanding anything to the contrary in the Plan, the Option shall not continue to vest during any leave of absence of the Participant, unless the Committee otherwise expressly provides in connection with the leave or unless continued vesting is required as a matter of law in respect of the nature of the leave.

5.	Non-Transferability and Other Restrictions.

The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 1.8 of the Plan.

6.	Notices.

Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address given beneath the Participant’s signature hereto, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be delivered in person or shall be enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 6.

7.	Plan.

The Option and all rights of the Participant under this Option Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Participant agrees to be bound by the terms of the Plan and this Option Agreement (including these Terms). The Participant acknowledges having read and understanding the Plan, the Prospectus for the Plan and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

8.	Entire Agreement.

This Option Agreement (including these Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to Section 5.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9.	Governing Law; Limited Rights.

9.1. Delaware Law. This Option Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

9.2. Limited Rights. The Participant has no rights as a shareholder of the Corporation with respect to the Option as set forth in Section 5.7 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 5.15 of the Plan.

10.	Effect of this Agreement.

Subject to the Corporation’s right to terminate the Option pursuant to Section 5.2 of the Plan, this Option Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.

11.	Counterparts.

This Option Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

12.	Section Headings.

The section headings of this Option Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.